UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2026

NEXPOINT REAL ESTATE FINANCE, INC.
(Exact Name Of Registrant As Specified In Charter)

Maryland	001-39210	84-2178264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NREF	New York Stock Exchange; NYSE Texas
8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	NREF-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 2, 2026, NexPoint Real Estate Finance, Inc. (the “Company”) held its Annual Meeting of Stockholders. All matters submitted for approval by the Company’s stockholders, as described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 20, 2026, were approved. The number of shares of common stock entitled to vote at the Company’s 2026 Annual Meeting of Stockholders was 18,686,983, representing the number of shares outstanding as of March 27, 2026, the record date for the annual meeting.

The results of each matter voted on were as follows:

1.	Election of directors. The following directors were elected for terms expiring at the 2027 annual meeting of stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
James Dondero	13,028,425	86,092	3,286,595
Brian Mitts	13,050,324	64,193	3,286,595
Edward Constantino	13,025,305	89,212	3,286,595
Scott Kavanaugh	12,941,922	172,595	3,286,595
Arthur Laffer	13,024,016	90,501	3,286,595
Carol Swain	13,038,285	76,232	3,286,595
Catherine Wood	12,424,981	686,536	3,286,595

2.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,888,429	175,011	51,077	3,286,595

3.	Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers. The frequency of every “one year” was approved.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
12,869,461	46,419	129,389	69,248	3,286,595

Consistent with the stockholder vote, the Company’s board of directors determined that the Company will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next stockholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

4.
 Approval, in accordance with Section 312.03 of the New York Stock Exchange Listed Company Manual, of the issuance of shares of common stock generally and to related parties, in each case, upon the redemption of any and all of the shares of 8.00% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”) of the Company purchased by investors in a registered continuous offering. The issuance of common stock upon the redemption of Series C Preferred Stock has been approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,858,583	211,724	44,210	3,286,595

5.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026. The appointment was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,347,949	53,163	8,210	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT REAL ESTATE FINANCE, INC.

By:	/s/ Paul Richards
Name: Paul Richards Title: Chief Financial Officer, Executive VP-Finance, Assistant Secretary and Treasurer

Date: June 2, 2026